UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2022

SHIFTPIXY, INC.
(Exact name of registrant as specified in its charter)

Wyoming	47-4211438
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

501 Brickell Key Drive, Suite 300, Miami, FL	33131
(Address of principal executive offices)	(Zip Code)

(888) 798-9100

(Registrant's telephone number, including area code)

Commission File No. 001-37954

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PIXY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 22, 2022, Robert S. Gans submitted his resignation as General Counsel and Secretary of ShiftPixy, Inc. (“ShiftPixy” or the “Company”), the same to be effective June 30, 2022. The Board of Directors (the “Board”) of ShiftPixy accepted Mr. Gans’ resignation on June 24, 2022. His resignation was not in connection with any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

On June 24, 2022, the Board of ShiftPixy appointed Mark A. Absher, 60, to the positions of General Counsel and Secretary of the Company, effective June 30, 2022. Since November of 2021, Mr. Absher has served as ShiftPixy’s Deputy General Counsel, Special Projects. Mr. Absher previously worked for ShiftPixy as the Company’s principal legal counsel from June of 2016 to February of 2019 and also served as a member of the Company’s Board from September of 2017 through February of 2019. Mr. Absher accordingly returns to a position that he previously held with the Company. From March 2019 to January of 2020, Mr. Absher served as the principal legal counsel for ChinaCache North America, Inc., the U.S. subsidiary of ChinaCache International Holdings Ltd., a Chinese content delivery network provider, and from January 2020 until November of 2021, Mr. Absher served as Associate General Counsel for Aten Technology, Inc., the U.S. subsidiary of ATEN International Co., Ltd., a Taiwanese multinational manufacturer of connectivity and access management hardware. Mr. Absher earned his Juris Doctor degree from The John Marshall Law School, now known as the University of Illinois Chicago School of Law. Mr. Absher holds licenses to practice law in Illinois and Tennessee and is registered in California to provide legal services as in-house counsel to ShiftPixy, Inc. Mr. Absher is the brother of ShiftPixy’s Chairman and CEO, Scott W. Absher.

Mr. Absher currently earns annual compensation as ShiftPixy’s Deputy General Counsel, Special Projects of $240,000. There is currently no agreement in place between the Company and Mr. Absher to adjust his current compensation.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHIFTPIXY, INC.

Date: June 27, 2022	By:	/s/ Scott W. Absher
Scott W. Absher
Chief Executive Officer